                                                                    Exhibit 4.29

                                                                  EXECUTION COPY

             FOURTH AMENDMENT AND WAIVER TO THE STANDSTILL AGREEMENT

          FOURTH AMENDMENT AND WAIVER TO THE STANDSTILL AGREEMENT, dated as of June 13, 2003 (this "Amendment"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement"), among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders amend and waive compliance with certain provisions of the Post-Petition Credit Agreement, including amendments and waivers of certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement, and that certain transactions be permitted as more particularly set forth herein.

          (2) The Standstill Parties have requested that the Standstill Lenders waive certain provisions of the Standstill Agreement to permit certain transactions and amend certain Cross Referenced Covenants. The Standstill Lenders are willing to amend such provisions and consent to such transactions upon and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise specified, terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Amendments to Standstill Agreement. On the Effective Date (as hereinafter defined), the Cross Referenced Covenants 5.1, 5.2, 5.3 and 8.12 in Section 6 of the Standstill Agreement shall be amended as set forth in the "Sixth Amendment to the Credit Agreement" attached hereto as Exhibit A and shall continue to be incorporated by reference as if fully set forth in the Standstill Agreement as so amended.

          SECTION 3. Waiver and Consent. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Required Standstill Lenders hereby:

          (a) waive the proviso to Section 2(b) to the Waiver and Consent to the Standstill Agreement and Intercreditor Agreement dated as of April 10, 2003 (the "April 10 Waiver"), in connection with the sale by Sociedad Espanola Del Acumulador Tudor, S.A. to Metalurgica de

Medina SA for approximately EUR 25,000,000 of (i) a smelter located in San Esteban de Gormez (Soria), Spain; and (ii) a battery breaker in Oxivolt (Bonmati-Gerona), Spain ((i) and (ii) together, the "Smelter Sale") solely with respect to the requirement that the Smelter Sale be consummated within 90 days of the Effective Date of the April 10 Waiver; provided however, that this waiver shall not be effective if the Smelter Sale is consummated later than 135 days after the Effective Date of the April 10 Waiver. The Administrative Agent, in consultation with the Steering Committee may waive the requirements of this proviso; and

          (b) waive the requirements of Cross Referenced Covenant 8.7 in Section 6 of the Standstill Agreement (as such Cross Referenced Covenant was set forth in the Post-Petition Credit Agreement as in effect prior to the Third Amendment and Waiver to the Post-Petition Credit Agreement) solely to consent to and permit the following:

          (i) the merger of Exide Automotive Batterie GmbH into Deutsche Exide GmbH; and

          (ii) the merger of Deutsche Exide Standby GmbH into Deutsche Exide
GmbH.

          SECTION 4. Conditions to Effectiveness. This Amendment shall be effective on the date on which the Administrative Agent shall have signed the Amendment and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

          (i) this Amendment, executed and delivered by (w) sufficient Standstill Lenders to constitute the Required Standstill Lenders, (x) each of the Standstill Parties, (y) the Administrative Agent and (z) the Escrow Agent;

          (ii) an executed copy of the Sixth Amendment to the Post-Petition Credit Agreement in form and substance satisfactory to the Administrative Agent (in consultation with the Steering Committee); and

          (iii) such additional documentation as the Administrative Agent may reasonably require.

          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

          (c) No Events of Default. After giving effect to the Amendment, no Standstill Event shall have occurred and be continuing, and the representations and warranties contained in the Standstill Agreement shall be correct in all material respects as though made on and as of the Effective Date.

          (d) Payment of Costs, Fees and Expenses. All accrued and unpaid fees and expenses of the Administrative Agent in connection with this Amendment including, without limitation, the unpaid fees and expenses of counsel to the Administrative Agent (including United States and local counsel in foreign jurisdictions) shall have been paid.

          SECTION 5. Covenant. The Escrow Agent agrees that immediately upon receipt of the Smelter Sale proceeds in the Escrow Account, it shall provide written acknowledgment to the Administrative Agent that it has received such proceeds (including the amount of such proceeds) and is holding them pursuant to the terms of the Intercreditor Agreement.

          SECTION 6. Representations and Warranties. To induce the Standstill Lenders parties hereto to enter into this Amendment, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of the Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Standstill Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Amendment and the Standstill Agreement, as amended hereby.

          (c) The Amendment has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual

Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          (g) Each Standstill Party hereby represents and warrants to the Standstill Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Standstill Event under the Standstill Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Standstill Party contained in
Section 12 of the Standstill Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 7. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Standstill Agreement and each reference in the Credit Agreement and other Loan Documents to "the Standstill Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement, shall mean and be a reference to the Standstill Agreement as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Credit Agreement and each of the other Loan Documents, except to the extent of the amendments, covenants and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Standstill Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) This Amendment is and shall be a Loan Document.

          SECTION 8. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the modification of the Standstill Agreement, effected hereby and hereby acknowledges and agrees that the terms of this Amendment shall not affect in any way its duties, Obligations and liabilities under the Credit Agreement, including under its Guarantee, the Standstill Agreement, or any other Loan Document to which it is a party, all of which duties, Obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 11. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 12. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       Each of the following Subsidiaries as a
                                       Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                       EXIDE HOLDING EUROPE S.A.


                                       By: /s/ Illegible
                                           -------------------------------------
                                           Name:  Illegible
                                           Title: President


                                       COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       EURO EXIDE CORPORATION LIMITED


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       SOCIEDAD ESPANOLA DEL ACUMULADOR
                                          TUDOR S.A.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                       TUDOR A.B.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: President


                                   EURO EXIDE CORPRATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By: /s/ R. A. CLARKE
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPRATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By: /s/ Bo Lindvall
                                       -----------------------------------------
                                       Name:  Bo Lindvall
                                       Title: Managing Director

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: MAN - DIRECTOR


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: MANAGING DIRECTOR


                                       /s/ Illegible
                                       -----------------------------------------
                                       Illegible
                                       Director

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By: /s/ Illegible
                                       -----------------------------------------
                                   Name:  Illegible
                                   Title: Managing Director


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Neil Bright
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By: /s/ Neil Bright
                                       -----------------------------------------
                                       Name:  Neil Bright
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   HAGEN BATTERIE AG


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   FULMEN UK LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By: /s/ Ghislain Pierre
                                       -----------------------------------------
                                       Name:  Ghislain Pierre
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Ghislain Pierre
                                       Title: Director


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  FULMEN UK LIMITED


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  EXIDE AUTOMOTIVE S.A.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                  By: /s/ Abilio Sirnoes de Oliveira Pinheiro
                                      ------------------------------------------
                                      Name:  Abilio Sirnoes de Oliveira Pinheiro
                                      Title: Director


                                  EXIDE DANMARK A/S


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  EXIDE BATTERIER AB


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  CENTRA S.A.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  EXIDE SONNAK A/S


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   EXIDE SONNAK A/S


                                   By: /s/ Bo Lindvall
                                       -----------------------------------------
                                       Name:  Bo Lindvall
                                       Title: Managing Director


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By: /s/ Bo Lindvall
                                       -----------------------------------------
                                       Name:  Bo Lindvall
                                       Title: Managing Director


                                   EXIDE BATTERIER AB


                                   By: /s/ Bo Lindvall
                                       -----------------------------------------
                                       Name:  Bo Lindvall
                                       Title: Managing Director


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: COUNTRY MANAGER


                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   B.I.G. BATTERIES LIMITED


                                   By:  /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By: /s/ Kiran Patel
                                       -----------------------------------------
                                       Name:  Kiran Patel
                                       Title: Director


                                   EXIDE ITALIA S.R.L.


                                   By
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: CHAIRMAN & CHIEF EXECUTIVE OFFICER


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: CHAIRMAN & CHIEF EXECUTIVE OFFICER


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible

                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By: /s/ Jesus Lopez-Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ-BREA
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By: /s/ Molly M. Israel
                                       -----------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   1036058 ONTARIO INC.


                                   By: /s/ Molly M. Israel
                                       -----------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   MBD NATIONAL LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   OHE LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   SPITFIRE BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   TS BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   GNB TECHNOLOGIES NV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DETA UK LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   FRIWO BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Director


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GEMALA IRELAND (HOLDINGS) LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                   As a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   CITIBANK USA INC., as Escrow Agent


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  KEITH R. GERDING
                                       Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON, as Administrative Agent


                                   By: /s/ Michael Criscito
                                       -----------------------------------------
                                       Name:  Michael Criscito
                                       Title: Director


                                   By: /s/ Carol Flaton
                                       -----------------------------------------
                                       Name:  CAROL FLATON
                                       Title: MANAGING DIRECTOR

                                   Lenders

                                   AG CAPITAL FUNDING PARTNERS, L.P.


                                   BY: Illegible
                                   [Print Name of Lender]


                                   By: /s/ Michael L. Gordon
                                       -----------------------------------------
                                       Name:  MICHAEL L. GORDON
                                       Title: CHIEF OPERATING OFFICER

                                   LENDERS

                                   Archimedes Funding, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collatera Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding II, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding III, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   LENDERS

                                   Archimedes Funding IV (CAYMAN), LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Balanced High-Yield Fund I, Ltd.


                                   By: ING Capital Advisors LLC,
                                       as Asset Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Endurance CLO I, Ltd.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   Lenders

                                   ---------------------------------------------
                                   BANCO ESPIRITO SANTO, S.A.


                                   By  /s/ Guy Harris
                                       -----------------------------------------
                                       Name:  Guy Harris
                                       Title: Senior Manager


                                       /s/ Malcolm Morris
                                       -----------------------------------------
                                       Malcolm Morris
                                       Assistant Manager

                                Lenders

                                BANCA POPOLARE DI BERGAMO-CV Serl


                                By  /s/ Riccardo Sora       /s/ Angelo Locatelli
                                    ---------------------   --------------------
                                    Name:  Riccardo Sora    Angelo Locatelli
                                    Title: Deputy General   Senior Vice
                                           Manager          President

                                   Lenders

                                   BDCM OPPORTUNITY FUND, L.P.
                                   by Black Diamond Capital Management, L.L.C.
                                   its General Partner
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders

                                   BLACK DIAMOND CLO 1996-1 LTD.
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders

                                   BLACK DIAMOND CLO 2000-1 LTD.
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders

                                   Centurion CDO I, Limited


                                   By: American Express Asset
                                       Management Group Inc. as
                                       Collateral Manager.
                                   [Print Name of Lender]


                                   By  /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                   Lenders

                                   CREDIT INDUSTRIEL ET COMMERCIAL
                                   (New York Branch)


                                   By  /s/ Anthony Rock       /s/ Brian O'Leary
                                       ---------------------  ------------------
                                       Name:  Anthony Rock    Brian O'Leary
                                       Title: Vice President  Vice President

                                   Lenders

                                   CITADEL EOUITY FUND LTD.


                                   By: Citadel Limited Partnership,
                                       Portfolio Manager


                                   By: GLB Partners, L.P., its General Partner


                                   By: Citadel Investment Group, L.L.C.,
                                       its General Partner


                                   By  /s/ Adam C. Cooper
                                       -----------------------------------------
                                       Name:  ADAM C. COOPER
                                       Title: Senior Managing Director
                                              & General Counsel

                                   Lenders

                                   CITADEL CREDIT TRADING LTD.


                                   By: Citadel Limited Partnership,
                                       Portfolio Manager


                                   By: GLB Partners, L.P., its General Partner


                                   By: Citadel Investment Group, L.L.C.,
                                       its General Partner


                                   By  /s/ Adam C. Cooper
                                       -----------------------------------------
                                       Name:  ADAM C. COOPER
                                       Title: Senior Managing Director
                                              & General Counsel

                                 Lenders

                                 CREDIT SUISSE FIRST BOSTON


                                 By  /s/ Robert Healey     /s/ Ian Landow
                                     --------------------  ---------------------
                                     Name:  Robert Healey  Ian Landow
                                     Title: Director       Assistant Vice
                                                           President

                                 Lenders

                                 CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                 [Print Name of Lender]


                                 By  /s/ Steven Martin     /s/ Illegible
                                     --------------------  ---------------------
                                     Name:  Steven Martin  Illegible
                                     Title: VP             AVP

                                   Lenders

                                   DEUTSCHE BANK AG, NEW YORK BRANCH

                                   By: DB Services New Jersey, Inc.


                                   By  /s/ John Pineiro
                                       -----------------------------------------
                                       Name:  John Pineiro
                                       Title: Director


                                   By  /s/ Alice L. Wagner
                                       ----------------------------------------
                                       Name:  Alice L. Wagner
                                       Title: Vice President

                                   Lenders

                                   Fernwood Associates L.P.
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                        ----------------------------------------
                                       Name:  Illegible
                                       Title: VP

                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By  /s/ Patricia Tessler
                                       -----------------------------------------
                                       Name:  Patricia Tessler
                                       Title: Authorized Signatory

                                   KZH CYPRESSTREE-1 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

                                   KZH ING-2 LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

                                   KZH STERLING LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

                                   KZH WATERSIDE LLC


                                   By  /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

                                 Lenders

                                 Illegible
                                 [Print Name of Lender]


                                 By  /s/ Illegible         /s/ Illegible
                                     --------------------  ---------------------
                                     Name:  Illegible      Illegible
                                     Title: Illegible      Illegible

                                   Lenders

                                   Lehman Syndicated Loans Inc
                                   [Print Name of Lender]


                                   By  /s/ G. Andrew Keith
                                       -----------------------------------------
                                       Name:  G. Andrew Keith
                                       Title: Vice President

                                   Lenders

                                   Lehman Commercial Paper Inc.
                                   [Print Name of Lender]


                                   By  /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Vice President

                                   Lenders

                                   Morgan Stanley Emerging Markets Inc.
                                   [Print Name of Lender]


                                   By  /s/ Edgar A. Sabounghi
                                       -----------------------------------------
                                       Name:  EDGAR A. SABOUNGHI
                                       Title: Vice President

                                   Lenders

                                   THE BANK OF NOVA SCOTIA
                                   [Print Name of Lender]


                                   By  /s/ Daniel A. Costigan
                                       -----------------------------------------
                                       Name:  DANIEL A. COSTIGAN
                                       Title: DIRECTOR

                                   Lenders

                                   Silver Oak Capital, LLC
                                   [Print Name of Lender]


                                   By  /s/ Michael L. Gordon
                                       -----------------------------------------
                                       Name:  MICHAEL L. GORDON
                                       Title: CHIEF OPERATING OFFICER

                                   Lenders

                                   Smoky River CDO, L.P.,
                                   By RBC Leveraged Capital as Portfolio Advisor


                                   By  /s/ Melissa Marano
                                       -----------------------------------------
                                       Name:  Melissa Marano
                                       Title: Partner

                                   Lenders

                                   Textron Financial Corporation


                                   By  /s/ Matthew J. Colgan
                                       -----------------------------------------
                                       Name:  Matthew J. Colgan
                                       Title: Vice President

                                   TRS 1 LLC


                                   By  /s/ John Pineiro
                                       -----------------------------------------
                                       Name:  John Pineiro
                                       Title: Director

                            Lenders

                            UBS AG, Stamford Branch


                            By: UBS Securities as Agent
                            [Print Name of Lender]


                            By  /s/ Jennifer L. Poccia     /s/ Thomas R. Salzano
                                -------------------------  ---------------------
                                Name:  Jennifer L. Poccia  Thomas R. Salzano
                                Title: Associate Director  Director
                                       Banking Products    Banking Products
                                       Services, US        Services, US